UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 30, 2010
POWERSECURE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12014	84-1169358

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1609 Heritage Commerce Court, Wake Forest, North Carolina	27587

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (919) 556-3056
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On December 30, 2010, PowerSecure International, Inc., a Delaware corporation (the “Company”), and its wholly-owned subsidiary Southern Flow Companies, Inc., a Delaware corporation (“Southern Flow”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Zedi USA Inc., a Delaware corporation (“Purchaser”), and Zedi Inc. (“Zedi”), a Canadian corporation and the corporate parent of Purchaser. Under the Purchase Agreement, the Company will sell all of its shares of capital stock of Southern Flow to Purchaser for a total purchase price of $15,550,000, payable in cash at closing. The purchase price is subject to an adjustment for changes in the working capital of Southern Flow from September 30, 2010 through December 31, 2010.
The Purchase Agreement contains customary representations and warranties as well as indemnification obligations by the Company, on the one hand, and by Purchaser and Zedi, on the other hand, to each other. In addition, the Purchase Agreement contains certain customary covenants, including covenants regarding the operation of Southern Flow prior to closing and prohibitions on the solicitation of, or on the providing of information or the entering into discussions concerning, proposals relating to alternative business combinations involving Southern Flow. The consummation of the sale is subject to customary closing conditions and is currently anticipated to occur in January 2011. Upon closing, the effective date of the sale will be January 1, 2011. The Purchase Agreement may be terminated by either the Company or Purchaser upon the occurrence of certain events, including if the closing has not occurred by February 15, 2011, or by written consent of both the Company and Purchaser. There is no assurance that the sale of Southern Flow will be consummated, or, if consummated, on the timing of the sale or that the terms of the sale will not be changed by mutual agreement by the parties.
The Boards of Directors of the Company, Southern Flow, the Purchaser and Zedi have each approved the Purchase Agreement and the transactions contemplated hereby.
In conjunction with the sale of Southern Flow, and as a condition to the closing thereof, the Company intends to enter into an amended credit facility with its lenders, in order to accommodate the sale and to address the effects of the elimination of Southern Flow’s financial results in the Company’s consolidated financial results and the associated impact on the Company’s financial covenants under the credit facility. There is no assurance that such amendment will be completed, or the terms of any amendment, including any changes to the financial covenants or the size of the credit facility.
On January 5, 2011, the Company issued a press release announcing that it had entered into the Purchase Agreement, the full text of which is filed herewith as Exhibit 99.1 and incorporated herein by this reference.
The foregoing description of the Purchase Agreement is a summary of, and does not purport to be a complete statement of, the Purchase Agreement or the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed herewith as Exhibit 2.1 and incorporated herein by this reference.

Cautionary Note Regarding the Purchase Agreement
The Purchase Agreement has been attached as an exhibit hereto to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Southern Flow, Purchaser or Zedi. The Purchase Agreement contains representations and warranties made by the Company and Purchaser. Such representations and warranties were made only for the purposes of the Purchase Agreement, are solely for the benefit of the parties to the Purchase Agreement, and are not intended to be and should not be relied upon by any other person. In addition, these representations and warranties should not be treated as establishing matters of fact, but rather as a way of allocating risk between the parties. Moreover, certain of the representations and warranties may be subject to limitations agreed upon by the parties to the Purchase Agreement and are qualified by information in confidential disclosure schedules provided by the Company. These representations and warranties may apply standards of materiality in a way that is different from what may be material to investors, and were made only as of the date of the Purchase Agreement or such other date or dates as may be specified in the Purchase Agreement and are subject to more recent developments. Accordingly, investors are not third party beneficiaries under the Purchase Agreement and should not rely on the representations and warranties in the Purchase Agreement as characterizations of the actual state of facts about the Company, Southern Flow, the Purchaser or Zedi.
Item 7.01 Regulation FD Disclosure.
On January 5, 2011, as disclosed in Item 1.01 of this Report, the Company issued a press release announcing that it had entered into the Purchase Agreement relating to the sale by the Company of all of the capital stock of Southern Flow, the full text of which is attached to this Report as Exhibit 99.1 and incorporated herein by this reference. In the press release, the Company also discussed its strategy to monetize its non-core assets in order to focus on its core Energy and Smart Grid Solutions business.
The press release filed herewith as Exhibit 99.1 contains forward-looking statements, including statements relating to the sale of Southern Flow, the potential amendment of the Company’s credit facility and statements regarding the Company’s other non-core assets, which are made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A more thorough discussion of certain risks, uncertainties and other factors that may affect the Company is included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and in subsequent reports, including the Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, that the Company files or furnishes with the Securities and Exchange Commission.
During October 2010, Southern Flow generated $1,709,000 in revenue and $337,000 net income before taxes. For the 10 months ended October 31, 2010, Southern Flow generated $15,594,000 in revenue and $1,977,000 in net income before taxes. This financial information regarding Southern Flow’s financial results for the month October 2010 and for the ten month period ended October 31, 2010 is preliminary, unaudited, subject to year-end adjustment and not necessarily indicative of Southern Flow’s financial results for the fourth quarter of 2010, the 2010 fiscal year or any future period.
The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

2.1	Purchase and Sale Agreement, dated as of December 30, 2010, among PowerSecure International, Inc., Southern Flow Companies, Inc., Zedi USA Inc. and Zedi Inc.

99.1	Press Release of PowerSecure International, Inc., issued January 5, 2011, announcing agreement to sell Southern Flow

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERSECURE INTERNATIONAL, INC.
By:	/s/ Christopher T. Hutter
Christopher T. Hutter
Executive Vice President and Chief Financial Officer
Dated: January 5, 2011

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